Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I (“VC I”)

Growth Fund

(the “Fund”)

Supplement dated April 14, 2016 to the Fund’s

Summary Prospectus dated October 1, 2015, as amended

In the section entitled “Fund Summary: Growth Fund – Investment Adviser,” the portfolio managers table is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Gregory J. Woodhams, CFA	2007	Chief Investment Officer, U.S. Growth Equity - Large Cap, Senior Vice President and Senior Portfolio Manager
Justin M. Brown, CFA	2016	Vice President and Portfolio Manager
William Martin, CFA	2007	Senior Vice President and Senior Portfolio Manager
Lynette Pang, CFA	2007	Portfolio Manager
Keith Creveling, CFA	2007	Chief Investment Officer, Global and Non-U.S. Equity, Senior Vice President and Senior Portfolio Manager
Brent Puff	2008	Vice President and Senior Portfolio Manager
Ted Harlan, CFA	2014	Portfolio Manager

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.